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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 29, 2002 in Amendment No. 4 to the Registration Statement (Form S-3 No. 333-100731) and related Prospectus Supplement of The Timken Company dated February 6, 2003.


                             /s/ ERNST & YOUNG LLP

Canton, Ohio

February 6, 2003